UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2011
Horsehead Holding Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-33658	20-0447377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4955 Steubenville Pike, Suite 405
Pittsburgh, Pennsylvania 15205
(Address of principal executive offices, including zip code)
724-774-1020
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
     On May 19, 2011, Horsehead Holding Corp. (the “Company”) held its annual meeting of stockholders at the Duquesne Club, Adams Room, 4th Floor, 325 6th Avenue, Pittsburgh, Pennsylvania 15222 (the “Annual Meeting”). The number of shares of common stock entitled to vote at the Annual Meeting was 43,676,894, representing the number of shares of common stock outstanding as of the close of business on April 7, 2011, the record date for the Annual Meeting.
     The results for each matter voted on were as follows:
     a. Election of Directors. The following Class II directors were elected to serve for a three-year term expiring at the annual meeting in 2014:

	Votes for	Votes Withheld	Broker Non-Votes
John van Roden	33,828,285	4,799,967	2,722,391
Jack Shilling	34,767,935	3,860,317	2,722,391
     b. Ratification of Independent Registered Public Accounting Firm. The audit committee’s appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was ratified.

Shares Voted for	Shares Voted
Proposal	Against Proposal	Abstain	Broker Non-Votes
40,102,303	1,241,651	6,689	0
     c. Non-Binding Advisory Vote on Executive Compensation. The compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 8, 2011 (the “Proxy Statement”) under “Compensation Discussion and Analysis,” the compensation tables and the narrative discussion following the compensation tables was approved on an advisory basis.

Shares Voted for	Shares Voted
Proposal	Against Proposal	Abstain	Broker Non-Votes
37,209,646	1,299,393	119,213	2,722,391
     d. Non-Binding Advisory Vote on the Frequency of Advisory Votes on Executive Compensation. With respect to the advisory vote on the frequency of a stockholder advisory vote on the compensation of the Company’s named executive officers, every year received the greatest number of votes.

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
27,739,449	184,872	10,594,473	109,458	2,722,391
     e. Approval of the Company’s 2011 Incentive Compensation Plan. The 2011 Incentive Compensation Plan as described under “Description of the 2011 Incentive Compensation Plan” in the Proxy Statement Supplement filed on May 6, 2011 was not approved.

Shares Voted for	Shares Voted
Proposal	Against Proposal	Abstain	Broker Non-Votes
15,479,896	23,117,804	30,552	2,722,391

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORSEHEAD HOLDING CORP.
By:	/s/ Robert D. Scherich
	Name:	Robert D. Scherich
	Title:	Vice President and Chief Financial Officer

Date: May 20, 2011